UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Dividend Growth Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Large-cap U.S. stocks generated modest gains after an up and down six months and posted their weakest first-half performance since 2010. The economy shrugged off a transitory first-quarter contraction, largely attributed to adverse winter weather and labor unrest at West Coast ports, and resumed growth in the second quarter amid improvements in employment, wages, and consumer spending. Stocks sputtered to a close in June, however, due to concerns about Federal Reserve interest rate hikes set to begin later this year, renewed turmoil surrounding Greece’s debt, and heightened volatility in China’s equity market. Returns for the Dividend Growth Fund were somewhat muted against this choppy economic and market environment.

Your fund gained 1.35% for the six-month period ended June 30, 2015. (Returns for the fund’s Advisor Class varied slightly due to its different fee structure and other factors.) The fund narrowly outpaced the benchmark S&P 500 Index and outperformed its Lipper peer group index by a wider margin. Our underlying sector performance was mixed. Health care, consumer discretionary, and consumer staples registered moderate gains, while energy and utilities declined. Other sectors performed roughly in line with the S&P 500 Index. Sector weightings were modestly beneficial to performance versus the S&P 500, while stock selection had little impact.

The fund’s Board of Directors declared a second-quarter dividend of $0.13 per share ($0.10 per share for the fund’s Advisor Class) on June 25, 2015. Year-to-date dividend distributions for 2015 total $0.36 per share ($0.31 per share for the fund’s Advisor Class). The second-quarter dividend was paid on June 29, 2015. Shareholders should have received a check or statement reflecting the most recent distribution.

ECONOMIC AND MARKET ENVIRONMENT

The U.S. economy contracted in the first quarter, largely resulting from transitory factors including harsh winter weather, a stronger U.S. dollar, a West Coast ports strike, and low oil prices that weighed heavily on energy companies and other firms with exposure to the industry. Growth picked up in the second quarter, as evidenced by increased consumer spending, an uptick in exports, greater business fixed investment outside of the oil drilling industry, and solid jobs and income growth.

Large-cap U.S. stocks endured a bumpy ride in the first half of 2015 but ended the period with slight gains. On the plus side, heightened corporate merger activity, reduced energy costs, low interest rates, and quantitative easing programs in Europe and Japan supported equities. On the other hand, sluggish global growth; a stronger U.S. dollar, which reduces profits of U.S. corporations with overseas operations; and concerns about the impact of pending Federal Reserve interest rate hikes, now expected to begin in the second half of 2015, posed headwinds for stocks. As the period ended, markets reacted negatively to renewed concerns over Greece’s debt, including a missed payment to the International Monetary Fund, the expiration of its bailout agreement, and fractious negotiations with its eurozone peers. Heightened market volatility in China’s equity market added to investors’ risk aversion in the closing days of the period.

Small- and mid-cap stocks led large-caps for the six-month period. Growth stocks outperformed value shares across all market capitalization ranges, particularly among small-caps. Sector performance in the S&P 500 Index was mixed. Health care and consumer discretionary shares led the way with solid gains, while telecommunication services also outperformed the broad market. Information technology and materials underperformed the S&P 500 with slim gains. The remaining sectors declined, with energy and utilities recording the steepest losses.

This was another strong period for dividends. According to S&P Dow Jones Indices, net dividend increases for U.S. domestic common stocks rose $12.5 billion during the second quarter of 2015, roughly equal to the $12.6 billion increase from the same period last year. Although the data suggest that the rate of dividend growth may have slowed somewhat, this is likely more attributable to the fallout from cyclical weakness in the energy sector than to a secular slowdown in dividends. Overall, the dividend environment remains very strong. Payout rates have risen modestly over the past couple of years but remain well below their historical average. The U.S. economy is growing at a slow, gradual pace, and dividends still have room to increase as corporations continue to report good cash flow and large cash reserves. In addition, investors should find stock dividend yields very attractive compared with the low or negative real (inflation-adjusted) yields available on many fixed income investments.

PORTFOLIO REVIEW AND POSITIONING

Our health care stocks rose more than 7% in the first half of 2015. This traditionally defensive sector offered investors a combination of attractive growth and reasonable valuation, particularly when compared with other defensive areas of the market. Slower global economic growth, a stronger U.S. dollar versus most non-U.S. currencies, and increased geopolitical tensions overseas also contributed to a moderate flight to quality that helped our stocks. The health care providers and services industry accounted for many of our best performers. Managed care providers UnitedHealth Group and Cigna were particularly strong, as was drug distributor McKesson. These companies operate in relatively concentrated markets with high barriers to entry and good growth, feature attractive business models and high returns on invested capital, and generate strong free cash flow. Pharmaceutical giant Pfizer spun off its animal sciences business into Zoetis in early 2013. Each stock benefited from a more focused business model, and both performed well during the period. Life sciences firm Agilent Technologies weighed on performance after the company reported weaker-than-expected organic growth, leading to a shortfall in core revenue. Time will tell, but we believe the company is on a path toward improved financial performance and, particularly, higher profitability. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our consumer discretionary shares registered good gains and outpaced the broad large-cap market. We continue to favor companies with durable franchises positioned for continued growth. Improvements in consumer spending benefited several of our top holdings, and several of our media names performed well. Walt Disney, whose many assets include theme parks, cruise ships, a film studio, and the sports network ESPN, benefited from continued demand for its products. Home improvement retailer Home Depot climbed amid steady gains in the U.S. housing market. The company is executing extremely well and margins are improving. Global advertising agency Omnicom pulled back largely on cyclical concerns about client retention and, to a lesser extent, its exposure to weaker non-U.S. markets and currencies. However, we believe the company is well positioned as a consultant and creative services provider in a growing industry. Gaming companies MGM Resorts International and Wynn Resorts weighed on returns due to weakness in their Macau operations, where revenues have tumbled in the wake of a high-profile anticorruption campaign in China. Although we reduced our exposure to the gaming industry, the damage has largely been done in these names, and we intend to hold our remaining shares in anticipation of an eventual recovery.

Our financials stocks edged higher but lagged the broad market. The sector remains our largest allocation and is among our largest overweight positions relative to the S&P 500 Index. Although this economically sensitive sector has rebounded from the lows of the global financial crisis in 2008 and 2009, valuations in certain areas are still reasonable on a normalized earnings basis. We also believe there is significant leverage due to the improving U.S. economy, a strengthening housing market, and the likelihood of higher interest rates. Commercial banks JPMorgan Chase and Wells Fargo turned in solid gains, driven by rising interest rates and a pickup in loan growth. We eliminated PNC Financial Services Group and initiated a position in Comerica, where we see a better risk/reward profile. Trust banks Bank of New York Mellon and Northern Trust were also strong contributors, again driven by an increase in interest rates. We established a position in insurance broker Marsh & McLennan, a company with a strong balance sheet, good revenue growth, and a very shareholder-friendly management team. American Express weighed on results during the period. The company lost a significant contract with retailing giant Costco, and competitors are making inroads into Amex’s core high-net-worth customer base. While the company’s decision to reinvest back into the business is causing short-term pain, it is likely an appropriate long-term response to its current challenges.

Utilities and energy were our weakest sectors during the period. Utilities stocks, which often behave like bonds because of their relatively high dividend yields, declined sharply as long-term interest rates increased in response to a strengthening economy and the likelihood of a Fed rate hike later this year. Electric utilities Entergy and FirstEnergy were among our poorest performers. However, we took advantage of attractive valuations to establish a position in Atmos Energy, a gas utility with good earnings growth and an attractive dividend yield that should benefit from low natural gas prices and growing demand.

Our energy stocks weighed on performance. Despite a modest rise during the period, still-low energy prices punished oil producers Spectra Energy, Canadian Natural Resources, and ExxonMobil. We continued to underweight the energy sector versus our benchmark, and we are in no rush to meaningfully increase exposure due to the unfavorable supply/ demand outlook. However, we are also cognizant of a somewhat volatile geopolitical landscape, which can change very quickly and have a profound impact on oil prices and, consequently, oil-related equities. Our approach is to own companies with a combination of attractive assets and strong balance sheets. We believe this combination provides staying power in this difficult environment. If managed properly, we are optimistic that our holdings will emerge in stronger competitive positions once the price cycle turns.

Elsewhere in the portfolio, we added to our position in GE. We are optimistic about the company’s prospects after it decided to spin off its financial services lines and focus on other businesses with better growth and more attractive margins. We eliminated spirits maker Pernod Ricard and established a position in Diageo, another global spirits company with good growth prospects, high margins, and strong free cash flow.

OUTLOOK

The U.S. economic recovery appears to be on relatively firm footing as a result of diminished fiscal headwinds, increased state and local government spending, better private sector demand, and moderate job growth. Fed policy remains broadly accommodative despite the likelihood of at least one interest rate hike in the second half of 2015, and we are encouraged that the central bank has indicated that it will take a gradual, data-dependent approach to future rate increases. Inflation remained below the Fed’s 2% target, helped by lower energy costs. Healthy corporate balance sheets and cash flows offer the flexibility to increase hiring and capital expenditures, enhance merger and acquisition (M&A) activity, and return capital to shareholders through dividends and share buybacks. Revenue growth in the low- to mid-single digits is consistent with modest economic growth. Earnings growth expectations have trended lower over recent months, though the recent stabilization in the U.S. dollar and energy prices could support earnings.

We are currently in the sixth year of a relatively uninterrupted bull market. While this is impressive by most measures relative to history, it is certainly not unprecedented. Any improvement in global economic growth and aggregate demand would offer further support to the markets. Parts of the market look a bit “frothy,” including areas like biotechnology (the health care sector) and social media. In addition, M&A activity is on a record pace, driven by a lack of organic growth opportunities and exceptionally low financing costs. History has demonstrated that most large acquisitions do not pay off for shareholders, but for now, at least, the market is content with rewarding both the buyer and the seller.

We would not be surprised to see heightened volatility, so careful bottom-up research into fundamental factors like earnings growth and cash flow—elements that are at the heart of our investment approach—will be essential. We remain committed to employing rigorous analysis to identify high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income for our shareholders.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Pfizer	2.3%
UnitedHealth Group	2.1
Visa	2.1
Danaher	2.1
JPMorgan Chase	2.1
McKesson	2.0
GE	2.0
PepsiCo	1.8
Thermo Fisher Scientific	1.6
Microsoft	1.6
State Street	1.6
Roper Technologies	1.6
Becton, Dickinson & Company	1.5
Wells Fargo	1.5
United Technologies	1.4
Pall	1.4
Crown Castle International	1.4
Bank of New York Mellon	1.4
Merck	1.4
Aon	1.4
Comcast	1.4
Walt Disney	1.3
Time Warner	1.3
Accenture	1.3
Home Depot	1.3
Total	40.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 36.13	$ 33.65	$ 26.34	$ 23.34	$ 22.88	$ 20.48
Investment activities						
Net investment income[1]	0.36	0.46	0.42	0.45	0.35	0.31
Net realized and unrealized gain / loss	0.13	3.65	7.52	3.00	0.45	2.38
Total from investment activities	0.49	4.11	7.94	3.45	0.80	2.69
Distributions						
Net investment income	(0.36)	(0.47)	(0.41)	(0.45)	(0.34)	(0.29)
Net realized gain	–	(1.16)	(0.22)	–	–	–
Total distributions	(0.36)	(1.63)	(0.63)	(0.45)	(0.34)	(0.29)
NET ASSET VALUE						
End of period	**$ 36.26**	**$ 36.13**	**$ 33.65**	**$ 26.34**	**$ 23.34**	**$ 22.88**

Ratios/Supplemental Data

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total return[2]	**1.35%**	**12.34%**	**30.35%**	**14.85%**	**3.53%**	**13.26%**
Ratio of total expenses to average net assets	0.64%[3]	0.65%	0.66%	0.67%	0.68%	0.68%
Ratio of net investment income to average net assets	1.98%[3]	1.33%	1.37%	1.77%	1.53%	1.47%
Portfolio turnover rate	12.7%	18.6%	12.7%	11.7%	10.4%	15.9%
Net assets, end of period (in millions)	$ 4,459	$ 4,360	$ 3,823	$ 2,584	$ 2,047	$ 1,659

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 36.10	$ 33.61	$ 26.32	$ 23.33	$ 22.87	$ 20.49
Investment activities						
Net investment income[1]	0.31	0.37	0.33	0.40	0.30	0.25
Net realized and unrealized gain / loss	0.13	3.65	7.51	2.98	0.44	2.38
Total from investment activities	0.44	4.02	7.84	3.38	0.74	2.63
Distributions						
Net investment income	(0.31)	(0.37)	(0.33)	(0.39)	(0.28)	(0.25)
Net realized gain	–	(1.16)	(0.22)	–	–	–
Total distributions	(0.31)	(1.53)	(0.55)	(0.39)	(0.28)	(0.25)
NET ASSET VALUE						
End of period	**$ 36.23**	**$ 36.10**	**$ 33.61**	**$ 26.32**	**$ 23.33**	**$ 22.87**

Ratios/Supplemental Data

Total return[2]	**1.21%**	**12.07%**	**29.96%**	**14.54%**	**3.26%**	**12.94%**
Ratio of total expenses to average net assets	0.91%[3]	0.91%	0.93%	0.94%	0.94%	0.93%
Ratio of net investment income to average net assets	1.70%[3]	1.06%	1.10%	1.55%	1.28%	1.17%
Portfolio turnover rate	12.7%	18.6%	12.7%	11.7%	10.4%	15.9%
Net assets, end of period (in thousands)	$ 247,017	$ 258,253	$ 252,974	$ 166,324	$ 94,408	$ 48,223

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 95.8%		
CONSUMER DISCRETIONARY 13.4%		
Auto Components 0.7%		
Johnson Controls	678,200	33,591
		33,591
Hotels, Restaurants & Leisure 2.1%		
Carnival	564,600	27,885
Marriott, Class A	212,591	15,815
McDonald's	248,100	23,587
MGM Resorts International (1)	979,900	17,883
Wynn Resorts	115,100	11,357
		96,527
Leisure Products 0.5%		
Mattel	1,003,600	25,783
		25,783
Media 5.1%		
Comcast, Class A	1,060,000	63,749
Omnicom	710,200	49,352
Time Warner	714,566	62,460
Walt Disney	547,600	62,503
		238,064
Multiline Retail 0.8%		
Dollar General	251,800	19,575
Kohl's	303,100	18,977
		38,552
Specialty Retail 3.7%		
Home Depot	538,300	59,821
L Brands	395,300	33,889
Ross Stores	1,139,600	55,396
TSC	264,700	23,807
		172,913

Textiles, Apparel & Luxury Goods 0.5%		
Nike, Class B	233,400	25,212
		25,212
Total Consumer Discretionary		630,642
CONSUMER STAPLES 8.5%		
Beverages 2.7%		
Coca-Cola	302,200	11,855
Diageo (GBP)	1,046,528	30,273
PepsiCo	928,700	86,685
		128,813
Food & Staples Retailing 1.4%		
Costco Wholesale	146,300	19,759
Walgreens Boots Alliance	560,200	47,304
		67,063
Food Products 2.5%		
General Mills	561,500	31,287
McCormick	217,400	17,599
Mondelez International	839,800	34,549
Nestle (CHF)	487,202	35,174
		118,609
Household Products 0.7%		
Colgate-Palmolive	252,300	16,503
Procter & Gamble	199,300	15,593
		32,096
Tobacco 1.2%		
Philip Morris International	689,000	55,237
		55,237
Total Consumer Staples		401,818

ENERGY 5.1%		
Energy Equipment & Services 0.4%		
Schlumberger	232,400	20,031
		20,031
Oil, Gas & Consumable Fuels 4.7%		
Apache	200,800	11,572
Canadian Natural Resources (2)	1,270,000	34,493
EQT	435,400	35,416
ExxonMobil	544,500	45,302
Occidental Petroleum	701,900	54,587
Spectra Energy	1,185,402	38,644
		220,014
Total Energy		240,045
FINANCIALS 19.1%		
Banks 5.1%		
Comerica	470,700	24,156
JPMorgan Chase	1,439,600	97,547
U.S. Bancorp	1,108,100	48,092
Wells Fargo	1,267,200	71,268
		241,063
Capital Markets 5.6%		
Bank of New York Mellon	1,541,800	64,709
Morgan Stanley	1,138,500	44,163
Northern Trust	340,100	26,004
State Street	957,300	73,712
TD Ameritrade Holding	936,740	34,491
Waddell & Reed Financial, Class A	439,300	20,783
		263,862

Consumer Finance 0.8%		
American Express	475,000	36,917
		36,917
Diversified Financial Services 0.5%		
McGraw Hill Financial	235,100	23,616
		23,616
Insurance 3.8%		
Allstate	399,400	25,909
Aon	640,500	63,845
Chubb	482,400	45,895
Marsh & McLennan	752,500	42,667
		178,316
Real Estate Investment Trusts 3.3%		
American Tower, REIT	297,100	27,716
Crown Castle International, REIT	825,000	66,247
General Growth Properties, REIT	1,522,200	39,060
Iron Mountain, REIT	768,155	23,813
		156,836
Total Financials		900,610
HEALTH CARE 17.9%		
Health Care Equipment & Supplies 4.7%		
Becton, Dickinson & Company	514,100	72,822
DENTSPLY International	921,600	47,509
Medtronic	792,878	58,752
Stryker	442,900	42,328
		221,411
Health Care Providers & Services 5.5%		
AmerisourceBergen	275,200	29,265
Cigna	208,450	33,769
McKesson	425,500	95,656

UnitedHealth Group	824,900	100,638
		259,328
Life Sciences Tools & Services 2.5%		
Agilent Technologies	974,300	37,589
Thermo Fisher Scientific	595,300	77,246
		114,835
Pharmaceuticals 5.2%		
Johnson & Johnson	425,600	41,479
Merck	1,126,000	64,103
Pfizer	3,220,800	107,992
Zoetis	653,100	31,493
		245,067
Total Health Care		840,641
INDUSTRIALS & BUSINESS SERVICES 14.5%		
Aerospace & Defense 1.8%		
Rockwell Collins	179,700	16,595
United Technologies	610,900	67,767
		84,362
Air Freight & Logistics 1.0%		
C.H. Robinson Worldwide	158,200	9,870
UPS, Class B	388,700	37,669
		47,539
Commercial Services & Supplies 1.3%		
Tyco International	1,509,400	58,082
		58,082
Industrial Conglomerates 5.7%		
Danaher	1,159,800	99,267
GE	3,597,800	95,594

Roper Technologies	426,100	73,485
		268,346
Machinery 3.0%		
Flowserve	515,300	27,136
Illinois Tool Works	378,100	34,706
Pall	538,900	67,066
Stanley Black & Decker	127,400	13,407
		142,315
Professional Services 0.9%		
Equifax	420,300	40,807
		40,807
Road & Rail 0.2%		
Norfolk Southern	119,900	10,474
		10,474
Trading Companies & Distributors 0.6%		
Fastenal (2)	161,600	6,816
W. W. Grainger	91,800	21,725
		28,541
Total Industrials & Business Services		680,466
INFORMATION TECHNOLOGY 11.7%		
Communications Equipment 1.0%		
Cisco Systems	1,133,200	31,118
QUALCOMM	256,300	16,052
		47,170
Electronic Equipment, Instruments & Components 0.8%		
Keysight Technologies (1)	452,400	14,110
TE Connectivity	337,300	21,689
		35,799

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,132,681)	$ 4,710,652
Dividends receivable	7,329
Receivable for investment securities sold	5,706
Receivable for shares sold	5,259
Other assets	479
Total assets	4,729,425
Liabilities	
Obligation to return securities lending collateral	12,877
Payable for investment securities purchased	4,136
Payable for shares redeemed	3,087
Investment management fees payable	1,936
Due to affiliates	153
Other liabilities	1,006
Total liabilities	23,195
NET ASSETS	$ 4,706,230
Net Assets Consist of:	
Undistributed net investment income	$ 567
Accumulated undistributed net realized gain	184,137
Net unrealized gain	1,577,961
Paid-in capital applicable to 129,786,427 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,943,565
NET ASSETS	$ 4,706,230
NET ASSET VALUE PER SHARE	
Investor Class	
($4,459,212,184 / 122,969,030 shares outstanding)	$ 36.26
Advisor Class	
($247,017,326 / 6,817,397 shares outstanding)	$ 36.23

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/15
Investment Income (Loss)		
Income		
Dividend		$ 61,331
Securities lending		24
Total income		61,355
Expenses		
Investment management		11,524
Shareholder servicing		
Investor Class	$ 2,958	
Advisor Class	184	3,142
Rule 12b-1 fees		
Advisor Class		311
Prospectus and shareholder reports		
Investor Class	151	
Advisor Class	8	159
Custody and accounting		113
Registration		92
Legal and audit		20
Directors		11
Miscellaneous		11
Total expenses		15,383
Net investment income		45,972
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		166,912
Foreign currency transactions		(27)
Net realized gain		166,885
Change in net unrealized gain / loss		
Securities		(150,940)
Other assets and liabilities denominated in foreign currencies		13
Change in net unrealized gain / loss		(150,927)
Net realized and unrealized gain / loss		15,958
INCREASE IN NET ASSETS FROM OPERATIONS		$ 61,930

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/15		Year Ended 12/31/14
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	45,972	$	55,802
Net realized gain		166,885		165,737
Change in net unrealized gain / loss		(150,927)		280,177
Increase in net assets from operations		61,930		501,716
Distributions to shareholders				
Net investment income				
Investor Class		(44,012)		(53,719)
Advisor Class		(2,110)		(2,627)
Net realized gain				
Investor Class		–		(132,003)
Advisor Class		–		(8,017)
Decrease in net assets from distributions		(46,122)		(196,366)
Capital share transactions*				
Shares sold				
Investor Class		474,298		809,216
Advisor Class		27,631		33,822
Distributions reinvested				
Investor Class		37,898		163,782
Advisor Class		2,109		10,641
Shares redeemed				
Investor Class		(428,361)		(723,875)
Advisor Class		(41,551)		(56,995)
Increase in net assets from capital share transactions		72,024		236,591
Net Assets				
Increase during period		87,832		541,941
Beginning of period		4,618,398		4,076,457
End of period	**$**	**4,706,230**	**$**	**4,618,398**
Undistributed net investment income		567		717

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks dividend income and long-term capital growth primarily through investments in stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $11,000 for the six months ended June 30, 2015.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, the value of loaned securities was $12,615,000; the value of cash collateral and related investments was $12,877,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $625,353,000 and $572,067,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $3,137,689,000. Net unrealized gain aggregated $1,572,953,000 at period-end, of which $1,631,801,000 related to appreciated investments and $58,848,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $586,000 for T. Rowe Price Services, Inc.; and $261,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the fund’s Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the both classes) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015